EXHIBIT 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On December 15, 2015 the Company acquired Advanced Industrial Services, Inc. (“AIS”) and its affiliate subsidiary company based in York Pennsylvania. Advanced Industrial Services Inc. is a broad based industrial services provider that offers one-source expertise and capabilities in plant and equipment erection, relocation, and disassembly. Over the years it has been one of the market leaders in installing high precision equipment in a wide variety of industrial markets like automotive, printing & graphics, industrial automation, packaging, and chemicals among others. In addition, AIS has experience in installing industrial air filtration equipment, similar to the equipment sold by Cemtrex, Inc. through its existing business operations.

The Unaudited Pro Forma Financial Information, prepared by Cemtrex, Inc., gives effect to the Acquisition using the acquisition method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes.  This financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cemtrex and AIS included elsewhere in this report.

The financial periods required to be presented in this Form 8K/A are based on our fiscal periods.  Cemtrex and AIS have different fiscal year ends.  For the purpose of presenting these pro forma financial statements, we used the financial statements for our fiscal years ended September 30, 2015 and 2014, as filed with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K.  To meet the SEC’s pro forma requirements of combining operating results for AIS for the annual periods that ended within 93 days of the end of our latest annual fiscal period as filed with the SEC, we combined AIS’ transitional period ended December 14, 2015 (presented as a full twelve-month period) and the twelve-month period ended December 31, 2014.

The Pro Forma Combined Balance Sheet gives effect to the Acquisition as if it had occurred on September 30, 2015, combining the historical balance sheet of Cemtrex as of that date with the balance sheet of AIS Group as of December 14, 2015.  The Pro Forma Statements of Operations for the AIS’ transitional period ended December 14, 2015 (presented as a full twelve-month period) and the twelve-month period ended December 31, 2014 gives effect to the Acquisition as if it had occurred at the beginning of each respective period.

The Pro Forma Combined Financial Information is unaudited, and is not necessarily indicative of the consolidated results that actually would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2014

	Cemtrex Inc.	Advanced Industrial Services, Inc.	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$47,653,114	$21,229,536			$68,882,650

Cost of revenues
Total cost of revenues	32,057,846	14,165,313			46,223,159
Gross profit	15,595,268	7,064,223			22,659,491

Operating expenses
Selling, general and administrative	12,582,072	5,678,663			18,260,735
Total operating expenses	12,582,072	5,678,663			18,260,735
Operating income/(loss)	3,013,196	1,385,560			4,398,756

Other income (expenses)
Interest and financing costs	(436,864)	(527,193)	(208,189	) (3)	(1,172,246)
Interest and other income, net	153,516	435,890			589,406
Total other income, net	(283,348)	(91,303)			(582,840)

Income/(loss) before income taxes	2,729,848	1,294,257			3,815,916
Income tax benefit/(expense), net	60,962	-			60,962
Net income/(loss) applicable to common stockholders	$2,668,886	$1,294,257			$3,876,878

Income/(loss) per common share
- basic	$0.39				$0.57
-diluted	$0.39				$0.57

Weighted average common shares outstanding
- basic	6,776,587		317,460	(1)	6,776,587
-diluted	6,776,587		317,460	(1)	6,776,587

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2015

	Cemtrex Inc.	Advanced Industrial Services, Inc.	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$56,887,389	$22,195,519			$79,082,908

Cost of revenues
Total cost of revenues	40,564,819	15,419,170			55,983,989
Gross profit	16,322,570	6,776,349			23,098,919

Operating expenses
Selling, general and administrative	13,821,546	5,470,466			19,292,012
Total operating expenses	13,821,546	5,470,466			19,292,012
Operating income/(loss)	2,501,024	1,305,883			3,806,907

Other income (expenses)
Interest and financing costs	(496,281)	(532,050)	(209,191	) (3)	(1,237,522)
Interest and other income, net	834,290	80,970			915,260
Total other income, net	338,009	(451,080)			(322,262)

Income/(loss) before income taxes	2,839,033	854,803			3,484,645
Income tax benefit/(expense), net	917	-			917
Net income/(loss) applicable to common stockholders	$2,838,116	$854,803			$3,485,562

Income/(loss) per common share
- basic	$0.41				$0.49
-diluted	$0.40				$0.47

Weighted average common shares outstanding
- basic	6,843,666		317,460	(1)	7,161,126
-diluted	7,058,562		317,460	(1)	7,376,022

PRO-FORMA COMBINED BALANCE SHEET

September 30, 2015

	Cemtrex Inc.	Advanced Industrial Services, Inc.	Acquisition Adjustments		Combined Proforma
ASSETS
Current Assets
Cash & equivalents	$1,486,737	$112,587	-		$1,599,324
Short-term investments	-	608,427	-		608,427
Accounts receivable, net	4,771,044	3,211,997	-		7,983,041
Costs & estimated earrings in excess of billings on uncompleted contracts	-	-	-		-
Inventory -net of allowance for inventory obsolescence	6,369,516	465,877	-		6,835,393
Deferred costs	-	43,208	-		43,208
Prepaid expenses & other current assets	893,792	551,292	-		1,445,084
Total Current Assets	13,521,089	4,993,388	-		18,514,477

Property & equipment, net	8,142,523	1,661,075	4,991,018	(1,2)	14,794,616
Goodwill	845,000	-	(88,876	) (1)	756,124
Other	35,630	121,000	-		156,630
Total Assets	$22,544,242	$6,775,463	$4,902,142		$34,221,847

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts payable	$4,386,578	$748,311	-		$5,134,889
Accrued expenses	309,130	568,177	-		877,307
Accrued income taxes	73,746	7,150	-		80,896
Billings in excess of costs and estimated earnings	-	260,330	-		260,330
Short-term note payable to bank	2,129,711	1,484,562	-		3,614,273
Convertible note payable	1,274,000	-	-		1,274,000
Current portion of long-term liabilities	654,020	453,860	1,000,000	(1)	2,107,880
Other liabilities	-	-	-		-
Total Current Liabilities	8,827,185	3,522,390	1,000,000		13,349,575

Long term- Liabilities
Loan payable to bank	2,383,815	569,206	4,500,000	(1)	7,453,021
Mortgage payable	4,088,618	-	-		4,088,618
Loan payable to related party	119,055	-	-		119,055
Notes payable to former shareholder	-	86,009	1,000,000	(1)	1,086,009
Total Liabilities	15,418,673	4,177,605	6,500,000		26,096,278

Commitments & Contingencies

Stockholders' Equity
Preferred stock, par value $0.001, 10,000,000 shares authorized, 1,000,000 shares issued and outstanding	1,000	-	-		1,000
Common stock, par value $0.001, 20,000,000 shares authorized, 7,158,087 shares issued and outstanding pre-acquisition, 7,475,547 post-acquisition	7,158	30,180	(29,862	) (1)	7,476
Additional paid-in capital	1,020,444	129,072	870,610	(1)	2,020,126
Retained Earnings	6,430,855	3,039,547	(3,039,547	) (1)	6,430,855
Accumulated other comprehensive income	(333,888)	-	-		(333,888)
Treasury stock	-	(600,941)	600,941	(1)	-
Total Stockholders' Equity	7,125,569	2,597,858	(1,597,858)		8,125,569

Total Liabilities & Stockholders' Equity	$22,544,242	$6,775,463	$4,902,142		$34,221,847

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

The pro-forma adjustments are preliminary and are based on our estimate of the fair value and useful lives of the assets acquired and have been prepared to illustrate the estimated effect of the acquisition.

In accordance with Accounting Standards Codification ("ASC") 805, Business Combinations ("ASC 805"), the total purchase consideration is allocated to the net tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of October 31, 2013 (the acquisition date). The purchase price was allocated based on the information currently available, and may be adjusted after obtaining more information regarding, among other things, asset valuations, liabilities assumed, and revisions of preliminary estimates.

The following notes explain the adjustments made:

1.	To reflect the acquisition of ROB Group and the allocation of the purchase price on the basis of the fair values of the assets acquired and the liabilities assumed, the components of the purchase price and allocation to the assets and liabilities are as follows:

Cemtrex, Inc. common stock	$1,000,000
Loans from bank	5,000,000
Note payable	1,500,000
Total Purchase Price	$7,500,000

Cash	$112,587
Short-term investments	608,427
Accounts receivable, net	3,211,997
Prepaid expenses	551,292
Inventory, net	465,877
Deferred costs	43,208
Property, plant, and equipment, net	6,652,093
Goodwill	(88,876)
Other	121,000
Total Liabilities	(4,177,605)
Net assets acquired	$7,500,000

2.	Prior to completion of the purchase, the Company had the fixed assets of AIS evaluated and adjusted the value of those fixed assets to fair market value at the time of purchase.

3.	The loans secured in order to purchase AIS carry variable interest rates based on the 30 day London Interbank Offered Rate (“LIBOR“). These proforma financial statement adjustments are based on the historical LIBOR rates and are not indicative of what these rates may be in the future.